SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant [x]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement                  [_] Soliciting Material Under Rule
[_]  Confidential, For Use of the                        14a-12
       Commission Only (as permitted
       by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[x]  Definitive Additional Materials
WALGREEN CO.
____________________________________________________________________________________
(Name of Registrant as Specified In Its Charter)

____________________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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4) Date Filed:
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WALGREENS
There's a way
December 23, 2009

Dear Shareholder:

You recently received proxy materials in relation to the annual shareholder meeting of Walgreen Co., to be held on Wednesday, January 13th, 2010.  This letter is to remind you that your vote is very important to us and according to our latest records, your PROXY VOTE for this meeting HAS NOT YET BEEN RECEIVED.

Your Board of Directors has unanimously recommended that shareholders vote “FOR” proposals 1-3 and “AGAINST” proposals 4-6, as detailed in the proxy materials previously mailed to you.

Please note that this year the rules that guide how brokers vote your stock have changed. Brokers may no longer vote your shares on the election of directors in the absence of your specific instructions as to how to vote.  Regardless of the number of shares you own, it is your shareholder right to have a vote represented at the annual meeting.  We appreciate your prompt attention to voting your shares and thank you for your support.

Warm regards,

/s/ Rick J. Hans

Rick J. Hans, CFA
Divisional Vice President
Investor Relations and Finance

Please vote your shares now so that your vote can be counted without delay.  Voting is quick and easy.  You may utilize one of the options below to ensure that your vote is promptly recorded in time for the annual meeting:

▪	VOTE THROUGH THE INTERNET: You may cast your vote by logging onto the Internet address located on the enclosed proxy form and follow the instructions on the website.

▪	VOTE BY TOUCHTONE PHONE: You may cast your vote by calling the toll-free number on the enclosed proxy form. Follow the instructions on your proxy card to cast your ballot.

▪	VOTE BY MAIL: You may cast your vote by mail by signing, dating and mailing the enclosed proxy card in the postage-prepaid return envelope provided.

YOUR PARTICIPATION IS VERY IMPORTANT - PLEASE VOTE TODAY!

IF YOU HAVE RECENTLY VOTED YOUR PROXY, PLEASE ACCEPT OUR THANKS AND DISREGARD THIS REQUEST.